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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  AUGUST 5, 1996



                             ENERGY VENTURES, INC.
               (Exact name of registrant as specified in charter)



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
                     DELAWARE                       0-7265                            04-2515019
             (State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)
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           5 POST OAK PARK, SUITE 1760,
                  HOUSTON, TEXAS                              77027-3415
     (Address of Principal Executive Offices)                 (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                                    Page 1
                        Exhibit Index Appears on Page 5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 5, 1996, Energy Ventures, Inc., a Delaware corporation (the "Company"), completed the acquisition (the "TCA Acquisition") of all of the capital stock of Tubular Corporation of America, a Delaware corporation ("TCA"), pursuant to an Agreement and Plan of Merger (the "TCA Merger Agreement"). Under the terms of the TCA Merger Agreement, the Company acquired TCA in exchange for the issuance of 500,000 shares of the Company's common stock, $1.00 par value (the "Common Stock"), $14.35 million cash, a $650,000 note due January 1997 and assumed debt of approximately $15 million. The purchase price was determined through negotiations with TCA. The cash consideration paid in the TCA Acquisition was funded with a portion of the net proceeds from the Company's recent public offering of Common Stock completed on July 26, 1996.

         TCA is a manufacturer of premium casing used in oil and gas exploration and development. The Company intends to continue to operate the business of TCA and integrate TCA's operations with those of the Company's Grant Prideco tubular products division and to offer TCA's line of premium casing products in conjunction with the Company's own line of engineered connections and premium tubulars.

         A copy of the press release announcing the closing of the TCA Acquisition is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.

                 The financial statements of TCA that are required for this item were previously filed by the Company on June 24, 1996, under Item 5 of the Company's Current Report on Form 8-K and are hereby incorporated herein by reference.

         (b)     Pro forma financial information.

                 The acquisition of TCA by the Company will be accounted for as a purchase and will require an allocation of the purchase price among the acquired assets. The pro forma financial information relating to the TCA Acquisition required pursuant to Article 11 of Regulation S-X is set forth on pages 16 through 20 of the Company's prospectus filed pursuant to Rule 424(b)(4) on July 23, 1996, included in the Company's Registration Statement on Form S-3 (Reg. No. 333-06715), as amended, and is hereby incorporated herein by reference.

         (c)     Exhibits.

         2.1   -   Agreement and Plan of Merger dated as of June 21, 1996,
                   between Energy Ventures, Inc., TCA Acquisition, Inc. and
                   Tubular Corporation of America (incorporated by reference to Exhibit 2.1 to Form 8-K, File 0-7265, filed June 24,
                   1996).

         2.2   -   Form of Stockholder Agreement and Representation Letter
                   dated June 21, 1996, between Energy Ventures, Inc. and the stockholders of Tubular Corporation of America
                   (incorporated by reference to Exhibit 2.2 to Form 8-K,
                   File 0-7265, filed June 24, 1996).

        23.1   -   Consent of Arthur Andersen LLP, with respect to the
                   financial statements of Tubular Corporation of America.

        99.1   -   Press Release of the Company dated August 6, 1996,
                   announcing the closing of the TCA Acquisition.

        99.2   -   Financial statements of TCA.

        99.3   -   Pro forma financial information for the TCA Acquisition.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENERGY VENTURES, INC.




Dated: August 7, 1996                    /s/ FRANCES R. POWELL
                                        -------------------------------------
                                                 Frances R. Powell
                                            Vice President, Accounting
                                                   and Controller

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                               INDEX TO EXHIBITS


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
 Number                                             Exhibit
 ------                                             -------
  2.1           Agreement and Plan of Merger dated as of June 21, 1996, between Energy
                Ventures, Inc., TCA Acquisition, Inc. and Tubular Corporation of America
                (incorporated by reference to Exhibit 2.1 to Form 8-K, File 0-7265, filed
                June 24, 1996).

  2.2           Form of Stockholder Agreement and Representation Letter dated June 21,
                1996, between Energy Ventures, Inc. and the stockholders of Tubular
                Corporation of America (incorporated by reference to Exhibit 2.2 to Form 8-K,
                File 0-7265, filed June 24, 1996).

 23.1           Consent of Arthur Andersen LLP, with respect to the financial statements of
                Tubular Corporation of America.

 99.1           Press Release of the Company dated August 6, 1996, announcing the closing of the TCA acquisition.

 99.2           Financial statements of TCA.

 99.3           Pro forma financial information for the TCA Acquisition.
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